Exhibit 99.1

Exela Technologies Announces Offer for its
Senior Secured Term Loans and Secured Notes

IRVING, Texas (October 27, 2021) – Exela Technologies, Inc. (“Exela” or the “Company”) (NASDAQ: XELA) today announced that certain of its subsidiaries have commenced an offer for any and all of its outstanding senior secured term loans and secured notes for $900 in cash per $1,000 principal amount of term loans or notes tendered prior to the Early Tender Time described below, subject to proration. The maximum amount of cash to be paid is $225 million and the offer is NOT subject to any minimum participation condition. If the cash offer is oversubscribed, tendered loans and notes will be accepted for cash on a pro rata basis (as a single class).

The balance of any tendered loans and notes not accepted for cash will be exchanged into new notes on the basis of $1,000 principal amount of new notes for each $1,000 principal amount of outstanding loans or notes tendered prior to the Early Tender Time described below. The new notes will have a coupon of 11.50% and will be first priority secured notes sharing the collateral on an equal and ratable basis with any existing loans and notes that remain outstanding. The new notes will mature on July 15, 2026, provided that if any of the existing loans or notes remain oustanding on July 12, 2023, then the new notes will also mature on July 12, 2023.

This offer is being made upon the terms and conditions set forth in the Confidential Offering Memorandum and Consent Solicitation Statement (the “Offering Memorandum”) dated October 27, 2021 and the Term Loan Exchange Agreement and related exhibits shared with existing lenders of the Old Term Loans on October 27, 2021 (collectively, the “Posting Materials”), respectively.

The outstanding 10.00% First-Priority Secured Notes due 2023 (the “Old Notes”) were issued by Exela Intermediate LLC (the “Issuer”) and Exela Finance Inc. (together with the Issuer, the “Issuers”). The outstanding senior secured term loans (the “Old Term Loans” and together with the Old Notes, the “Old Instruments”) were issued under the Issuer’s first lien credit agreement dated as of July 12, 2017 (and as amended on July 13, 2018, April 16, 2019 and May 20, 2020) (the “Credit Agreement”). The new notes (the “New Notes”) will be 11.50% First-Priority Secured Notes due 2026 issued by the same Issuers.

The early tender time is 5:00 p.m., New York City time, on November 9, 2021 (the “Early Tender Time”). Holders who tender Old Instruments after the Early Tender Time will NOT be eligible to receive any cash and will only be eligible to receive $950 principal amount of New Notes per $1,000 principal amount of Old Notes or Old Term Loans.

The New Notes will be fully and unconditionally guaranteed by each of the Issuer’s wholly owned domestic restricted subsidiaries that guarantees the Old Notes and Old Term Loans. The New Notes and related guarantees will be secured by a first-priority secured interest in substantially all of the existing and future assets of the Issuers and the subsidiary guarantors (the “Collateral”), which is the same collateral currently securing the Old Instruments. The New Notes will rank pari passu with any remaining Old Instruments and will contain the same covenants as are contained in the indenture governing the Old Notes.

Tendered Old Instruments will also be paid the applicable accrued and unpaid interest in cash from the last applicable interest payment date to, but not including, the settlement date, which will occur promptly after the expiration. Interest on the New Notes will accrue from (and including) the settlement date.

In conjunction with the offer, the Company is also soliciting consents to amend certain provisions in the indenture governing the Old Notes and the Credit Agreement (“Proposed Amendments”). If a majority in aggregate principal amount of the Old Notes is tendered or lenders constituting “Required Lenders” (as defined in the Credit Agreement”) tender their Old Term Loans, the provisions containing the restrictive covenants and events of default for the Old Notes and/or the Old Term Loans will be eliminated. If at least two-thirds in aggregate principal amount of the Old Notes is tendered, the Collateral for the Old Notes will be released. Holders may not tender their Old Notes and/or Old Term Loans without providing consents to the applicable Proposed Amendments. However, the consummation of the offer is NOT subject to the receipt of any requisite consents.

The offer is subject to customary closing conditions described in the Offering Memorandum and Posting Materials but is NOT subject to a financing condition.

The offer will expire at 11:59 p.m., New York City time, on November 24, 2021 (the “Expiration Time”), subject to being amended or extended. Tendered Old Instruments may be validly withdrawn at any time prior to 5:00 p.m., New York City time, on November 9, 2021, but not thereafter.

Available Documents and Other Details

Documents relating to the offers are available to all holders of Old Term Loans and certain holders of the Old Notes: the Confidential Offering Memorandum will only be distributed to eligible holders of Old Notes who complete and return an eligibility form confirming that they are either a “qualified institutional buyer” under Rule 144A or not a “U.S. person” under Regulation S for purposes of applicable securities laws. Noteholders who desire to complete an eligibility form should either visit the website for this purpose at http://www.dfking.com/exela or request instructions by sending an e-mail to exela@dfking.com or calling D. F. King & Co., Inc., the information agent for the offers, at (888) 644-6071 (U.S. Toll-free) or (212) 269-5550 (Collect). Lenders of the Old Term Loans may also visit http://www.dfking.com/exela to receive the Posting Materials.

The New Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any other applicable securities laws and, unless so registered, the New Notes may not be offered, sold, pledged or otherwise transferred within the United States or to or for the account of any U.S. person, except pursuant to an exemption from the registration requirements thereof. Accordingly, the New Notes are being offered and issued only (i) to persons reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) and (ii) to non-“U.S. persons” who are outside the United States (as defined in Regulation S under the Securities Act). Non U.S.-persons may also be subject to additional eligibility criteria.

The complete terms and conditions of the offers are set forth in the informational documents relating to the offers. This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell the New Notes. The offers are only being made pursuant to the Offering Memorandum and the Posting Materials. The offers are not being made to holders in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

Cautionary Note Regarding Forward-Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding our industry, future events, estimated or anticipated future results and benefits, future opportunities for Exela, and other statements that are not historical facts. These statements are based on the current expectations of Exela management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties, including without limitation those discussed under the heading “Risk Factors” in Exela’s Annual Report and other securities filings. In addition, forward-looking statements provide Exela’s expectations, plans or forecasts of future events and views as of the date of this communication. Exela anticipates that subsequent events and developments will cause Exela’s assessments to change. These forward-looking statements should not be relied upon as representing Exela’s assessments as of any date subsequent to the date of this press release.

About Exela Technologies

Exela Technologies is a business process automation (BPA) leader, leveraging a global footprint and proprietary technology to provide digital transformation solutions enhancing quality, productivity, and end-user experience. With decades of experience operating mission-critical processes, Exela serves a growing roster of more than 4,000 customers throughout 50 countries, including over 60% of the Fortune® 100. Utilizing foundational technologies spanning information management, workflow automation, and integrated communications, Exela’s software and services include multi-industry, departmental solution suites addressing finance and accounting, human capital management, and legal management, as well as industry-specific solutions for banking, healthcare, insurance, and the public sector. Through cloud-enabled platforms, built on a configurable stack of automation modules, and over 18,000 employees operating in 23 countries, Exela rapidly deploys integrated technology and operations as an end-to-end digital journey partner